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                                                                     EXHIBIT 1.2

                               U.S. $_____________

                             First Data Corporation

                           Medium-Term Notes, Series _

                             DISTRIBUTION AGREEMENT

_________, 20__


[Names and Addresses of Agents]




Ladies and Gentlemen:

         First Data Corporation, a Delaware corporation (the "Company"), confirms its agreement with each of you (individually, an "Agent" and collectively, the "Agents") with respect to the issuance and sale by the Company of its Medium-Term Notes, Series _ (the "Notes") having an aggregate initial offering price of up to $______________. The Notes are to be issued from time to time pursuant to an indenture, dated as of March 26, 1993 (as supplemented or amended from time to time, the "Indenture"), between the Company and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee").

         The Notes shall have the maturity ranges, applicable interest rates or interest rate formulas, specified currency, issue price, redemption and repayment provisions and other terms set forth in the Prospectus referred to in
Section 1(a), as it may be amended or supplemented from time to time, including any supplement providing for the interest rate, maturity and other terms of any Note (a "Pricing Supplement"). The Notes will be issued, and the terms thereof established, from time to time, by the Company in accordance with the Indenture and the Procedures (as defined in Section 2(f)). This Agreement shall only apply to sales of the Notes and not to sales of any other securities or evidences of indebtedness of the Company and only on the specific terms set forth herein.

         Subject to the terms and conditions of this Agreement and to the reservation by the Company of the right to sell Notes directly on its own behalf, and to designate and select additional agents in accordance with Section 2(a), the Company hereby (i) appoints each of the Agents as the agent of the Company during each Marketing Period (as defined in Section 1(b)) for the purpose of soliciting and receiving offers to purchase Notes from the Company and (ii) agrees that whenever the Company determines to sell Notes directly to an Agent as principal it will enter into a separate agreement (each a "Purchase Agreement"). Each such Purchase Agreement, whether oral (and confirmed in writing in accordance with Section 2(e)) or in

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writing, shall be, with respect to such information (as applicable) as is specified in Exhibit C relating to such sale, in accordance with Section 2(e).

                  1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Agent as of the date of this Agreement, as of the Closing Date (as defined in Section 2(g)) and as of the times referred to in Sections 6(a) and 6(b) (the Closing Date and each such time being hereinafter sometimes referred to as a "Representation Date"), as follows:

                  (a) A registration statement on Form S-3 (File No. 333-56748) with respect to the Notes has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and (ii) been filed with the Commission under the Securities Act. Such registration statement has been declared effective by the Commission. If any post-effective amendment to such registration statement has been filed with the Commission prior to the Representation Date, the most recent such amendment has been declared effective by the Commission. Copies of such registration statement and any amendments thereto have been delivered by the Company to the Agents. As used in this Agreement, "Effective Time" means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; and "Effective Date" means the applicable date of the Effective Time. As provided in Section 3(a), a prospectus supplement relating to the Notes, the terms of the offering thereof and the other matters set forth therein has been filed pursuant to Rule 424 under the Securities Act. In addition, a preliminary prospectus supplement reflecting the terms of the Notes, the terms of the offering thereof, and the other matters set forth therein also may be prepared and filed pursuant to Rule 424 under the Securities Act. Such prospectus supplement, in the form filed on or after the date of this Agreement pursuant to Rule 424, is referred to in this Agreement as the "Prospectus Supplement", and any such preliminary prospectus supplement in the form filed after the date of this Agreement pursuant to Rule 424 is referred to as the "Preliminary Prospectus Supplement." Any prospectus accompanied by a Preliminary Prospectus Supplement is referred to in this Agreement, collectively with such Preliminary Prospectus Supplement, as a "Preliminary Prospectus." The registration statement (File No. 333-56748) referred to in this Section 1(a) and as further amended at the time of the applicable Representation Date, including the exhibits thereto (but excluding the Statement of Qualification and Eligibility (a "Form T-1") filed as an exhibit thereto) and the documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are incorporated by reference therein pursuant to
         Item 12 of Form S-3 under the Securities Act (the "Incorporated Documents") and the information, if any, deemed to be a part of the registration statement pursuant to Rule 430A(b) under the Securities Act, is called the "Registration Statement;" and the basic prospectus included in the Registration Statement relating to all offerings of securities under the Registration Statement, as supplemented by the Prospectus Supplement and a Pricing Supplement, is called the "Prospectus", except that, if such basic prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the basic prospectus as so amended or supplemented and as

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         supplemented by the Prospectus Supplement, in either case including the
         Incorporated Documents. Any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual or interim report of the Company or other documents filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement. Notwithstanding the foregoing, any prospectus supplement prepared or filed with respect to an offering pursuant to the Registration Statement of securities other than the Notes shall not be deemed to have supplemented the Prospectus. The Commission has not issued any order suspending the effectiveness of the Registration Statement, and no stop order has been initiated or, to the knowledge of the Company, threatened by the Commission.

                  (b) On the Effective Date, the Registration Statement conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and on each Representation Date and at all times during each period during which, in the opinion of counsel for the Agents, a prospectus relating to the Notes is required to be delivered under the Securities Act (each a "Marketing Period") and at the time of filing of the Prospectus pursuant to Rule 424(b), the Prospectus will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations, and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Incorporated Documents, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and on each Effective Date and the Closing Date, respectively, the Indenture conformed and will conform in all material respects with the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the applicable rules and regulations thereunder; PROVIDED that no representation or warranty is made as to (i) information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Agent specifically for inclusion therein or (ii) that part of the Registration Statement which shall constitute the Form T-1 under the Trust Indenture Act.

                  (c) The Company and each of its significant subsidiaries (as defined in Rule 405 of the Rules and Regulations) have been duly incorporated and are validly

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         existing as corporations in good standing under the general corporation laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and in which the failure to be so incorporated, existing or qualified would reasonably be expected to have a material adverse effect on the business, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged. The "significant subsidiaries" of the Company are those identified in Annex 1(c) (or in Annex 1(c) to any applicable Officers' Certificate delivered pursuant to Section 6(b)).

                  (d) All of the issued and outstanding shares of capital stock of each significant subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

                  (e) The execution, delivery and performance of this Agreement and each applicable Purchase Agreement, if any, by the Company and the consummation of the transactions contemplated hereby and thereby and compliance by the Company with the provisions of the Indenture and the Notes will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its significant subsidiaries is a party or by which the Company or any of its significant subsidiaries is bound or to which any of the property or assets of the Company or any of its significant subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its significant subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its significant subsidiaries or any of their properties or assets; and except for the registration of the Notes under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Trust Indenture Act or the Exchange Act, and applicable state or foreign securities laws in connection with the offer and sale of the Notes, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement and each applicable Purchase Agreement, if any, by the Company and the consummation of the transactions contemplated hereby and thereby or compliance by the Company with the provisions of the Indenture.

                  (f) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any securities owned or to be owned by such person in the securities registered pursuant to the Registration Statement, or, except as described in the Prospectus or in Annex 1(f) to this Agreement (or in Annex 1(f) to any applicable Officers' Certificate delivered pursuant to Section 6(b)), to require the Company to file any other registration statement under the Securities Act (other than a registration statement on Form S-8) with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                  (g) The Indenture has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee under the Indenture) constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law; the Notes have been duly authorized by the Company and, when the terms of the Notes and of their issuance and sale have been duly established in accordance with the Indenture, this Agreement and the applicable Purchase Agreement, if any, and the Notes have been duly executed, authenticated, issued and delivered in the manner provided in the Indenture and paid for in accordance with this Agreement and the applicable Purchase Agreement, if any, the Notes will be duly and validly issued and delivered by the Company, and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms , except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law; and entitled to the benefits of the Indenture; and the Notes, the Indenture and the capital stock of the Company will conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

                  (h) Since the date of the latest audited financial statements included or incorporated by reference in the Prospectus there has not been any material change in the capital stock or long-term debt of the Company or any of its significant subsidiaries (otherwise than as set forth or contemplated in the Prospectus) or any material adverse change in or affecting, or any adverse development which materially affects, the business, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

                  (i) The financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Registration Statement or included or incorporated by reference in the Prospectus present and will present, as of the applicable Representation Date, fairly in all material respects the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise stated therein.

                  (j) Ernst & Young LLP, or such other independent accountants acceptable to the Agents, who have certified certain financial statements of the Company and whose report appears or is incorporated by reference in the Prospectus, are independent public

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         accountants as required by the Securities Act and the Rules and
         Regulations during the periods covered by the financial statements on which they reported contained in the Prospectus.

                  (k) The Company has no reason to believe that the Company and each of its significant subsidiaries do not own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses in the manner described in the Prospectus and have no reason to believe that the conduct of their respective businesses will violate any such rights of others, and have not received any notice of any claims of violation of any such rights of others, which claims are reasonably expected to have a material adverse effect on the business, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole.

                  (l) Except as described in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its significant subsidiaries is a party or of which any property of the Company or any of its significant subsidiaries is the subject which are reasonably expected to have a material adverse effect on the business, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and to the actual knowledge of the Company, no such proceedings are threatened by governmental authorities or by others.

                  (m) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been filed (or incorporated by reference) as exhibits to the Registration Statement.

                  (n) Except as described in the Prospectus and in Annex 1(o) to this Agreement (or in Annex 1(o) to any applicable Officers' Certificate delivered pursuant to Section 6(b)), since the date as of which information is given in the Prospectus, the Company has not (i) granted or issued any rights to acquire any securities (other than pursuant to employee benefit plans or other compensation plans existing on the date of this Agreement) or (ii) declared or paid any dividend on its capital stock other than regular quarterly cash dividends.

                  (o) Neither the Company nor any of its subsidiaries, respectively, (i) is in violation of its charter or by-laws, (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business except, in the case of clauses (ii) and (iii), for those defaults, violations or failures which, either

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         individually or in the aggregate, are not reasonably expected to have a material adverse effect on the business, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole.

                  (p) The Company is not required to be registered, and is not regulated, as an "investment company" as such term is defined under the United States Investment Company Act of 1940.

                  2.  SOLICITATIONS AS AGENT; PURCHASES AS PRINCIPAL.

                  (a) APPOINTMENT. Subject to the terms and conditions of this Agreement, the Company hereby appoints each of the Agents as one of the agents of the Company for the purpose of soliciting or receiving offers to purchase the Notes from the Company by others. On the basis of the representations and warranties in this Agreement, but subject to the terms and conditions of this Agreement, each Agent agrees, as one of the agents of the Company, to use its reasonable best efforts to solicit offers to purchase the Notes upon the terms and conditions set forth in the Prospectus. In connection therewith, each Agent will use the Prospectus in the form most recently furnished to such Agent by the Company, and will solicit offers to purchase the Notes in accordance with the Securities Act, the Rules and Regulations and the applicable securities laws or regulations of any other applicable jurisdiction in which such Agent solicits offers to purchase any Note.

                  The Company expressly reserves the right to offer and sell Notes directly to investors or through agents other than the Agents and, in either case, the Agents shall not receive any commission with respect to such offer and sale. Each Agent, or any such other agent acting as principal, also may purchase Notes from the Company as principal for purposes of resale, as more fully described in paragraph
         (e) of this Section.

                  (b) SUSPENSION OF SOLICITATION. The Company reserves the right, in its sole discretion, to suspend solicitation of offers to purchase the Notes commencing at any time for any period of time or indefinitely. Upon receipt of at least one business day's prior written notice from the Company, the Agents shall suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised the Agents that such solicitation may be resumed. For the purpose of this Agreement, "business day" shall mean any day which is not a Saturday or Sunday and which is not a day on which The New York Stock Exchange, Inc. is closed for trading.

         Upon receipt of notice from the Company as contemplated by Sections 3(a) and 3(j), each Agent shall suspend its solicitation of offers to purchase Notes until such time as the Company shall have furnished such Agent with an amendment or supplement to the Registration Statement, the Previous Registration Statement or the Prospectus, as the case may be, contemplated by Sections 3(a) and 3(j) and shall have advised such Agent that such solicitation may be resumed.

                  (c) AGENT'S COMMISSION. Promptly upon the closing of the sale of any Notes sold by the Company as a result of a solicitation made by or offer to purchase received by an Agent, the Company agrees to pay such Agent a commission, in accordance with the

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         schedule set forth in Exhibit A.

                  (d) SOLICITATION OF OFFERS. The Agents are authorized to solicit offers to purchase the Notes only in such denominations as are specified in the Prospectus at a purchase price as shall be specified by the Company. Each Agent shall communicate to the Company promptly, orally or in writing, each reasonable offer to purchase Notes received by it as an Agent. The Company shall have the sole right to accept offers to purchase the Notes and may reject any such offer in whole or in part. Each Agent shall have the right, in its discretion reasonably exercised without advising the Company, to reject any offer to purchase the Notes received by it, in whole or in part, and any such rejection shall not be deemed a breach of such Agent's agreement contained herein.

                  In connection with the solicitation of offers to purchase Notes, the Agents are not authorized to provide to any person any written information relating to the Company other than the Prospectus and the Incorporated Documents. No Note which the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Note shall have been delivered against payment therefor.

                  (e) PURCHASES AS PRINCIPAL. Each sale of Notes to any Agent as principal shall be made in accordance with the terms of this Agreement and a Purchase Agreement whether oral (and confirmed in writing by such Agent and the Company which may be by facsimile transmission) or in writing, which will provide for the sale of such Notes to, and the purchase thereof by, such Agent. A Purchase Agreement also may specify certain provisions relating to the reoffering of such Notes by such Agent. The commitment of any Agent to purchase Notes from the Company as principal shall be deemed to have been made on the basis of the representations and warranties of the Company contained in this Agreement and shall be subject to the terms and conditions of this Agreement. Each Purchase Agreement shall specify the principal amount and terms of the Notes to be purchased by an Agent, the time and date (each such time and date being referred to herein as a "Time of Delivery") and place of delivery of and payment for such Notes and such other information (as applicable) as is set forth in Exhibit C. The Company agrees that if any Agent purchases Notes as principal, such Agent shall receive such compensation, in the form of a discount or otherwise, as shall be indicated in the applicable Purchase Agreement or, if no compensation is indicated therein, a commission in accordance with Exhibit A. Any Agent may utilize a selling or dealer group in connection with the resale of such Notes. In addition, the Agents may offer the Notes they have purchased as principal to other dealers. Any Agent may sell Notes to any dealer at a discount. Such Purchase Agreement also shall specify any requirements for delivery of opinions of counsel, accountants' letters and officers' certificates pursuant to
         Section 5.

                  (f) ADMINISTRATIVE PROCEDURES. Administrative procedures respecting the sale of Notes (the "Procedures") are set forth in Exhibit B and may be amended in writing from time to time by the Agents and the Company. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them in this Agreement and in the Procedures. The Procedures shall apply to all transactions contemplated hereunder including sales of Notes to any Agent as principal pursuant to a Purchase Agreement, unless otherwise set forth in such Purchase Agreement.

                  (g) DELIVERY OF DOCUMENTS. The documents required to be delivered by Section 5 shall be delivered at the offices of Sidley & Austin, One First National Plaza, Chicago, Illinois 60603, not later than 10:00 A.M., Chicago time, on the date of this Agreement or at such later time as may be mutually agreed upon by the Company and the Agents, which in no event shall be later than the time at which the Agents commence solicitation of offers to purchase Notes hereunder (the "Closing Date").

                  3.  COVENANTS OF THE COMPANY.  The Company agrees:

                  (a) To prepare a Prospectus that complies with the Securities Act and the Rules and Regulations and to file such Prospectus, including the Prospectus Supplement, pursuant to Rule 424(b) within the time period prescribed by the Rules and Regulations; to notify the Agents, promptly after it receives notice, of the time when the Registration Statement or any amendment thereto becomes effective or promptly after the filing of any supplement or amendment to the Prospectus (other than any Incorporated Document or any amendment or supplement relating to an offering of securities other than the Notes or a Pricing Supplement) and to furnish the Agents with copies thereof; to notify the Agents, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; to notify the Agents promptly of any downgrading in the rating accorded the Notes or any other debt securities of the Company, or any proposal to downgrade the rating of the Notes or any other debt securities of the Company, by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations, or any public announcement that any such organization has under surveillance or review, with possible negative implications, its rating of the Notes or any of the Company's debt securities promptly after the Company learns of such downgrading, proposal to downgrade or public announcement; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal;

                  (b) To furnish promptly to each of the Agents and to counsel for the Agents a copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all exhibits filed therewith;

                  (c) To furnish promptly to each of the Agents copies of the Registration Statement, including all exhibits, any Preliminary Prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as are reasonably requested;

                  (d) To file promptly with the Commission during any Marketing Period any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may be required by the Securities Act, in the reasonable judgment of the Company or the Agents, or requested by the Commission;

                  (e) Prior to filing with the Commission during any Marketing Period (i) any amendment to the Registration Statement or supplement to the Prospectus or (ii) any Prospectus pursuant to Rule 424 of the Rules and Regulations (other than any Incorporated Document or any amendment or supplement relating to an offering of securities other than the Notes), and promptly after filing with the Commission any Incorporated Document or any amendment to any Incorporated Document, to furnish a copy thereof to the Agents and counsel for the Agents;

                  (f) As soon as practicable, but no later than 16 months after the date of each acceptance by the Company of an offer to purchase Notes, to make generally available to its security holders and to the Agents an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158) covering a period of at least 12 months beginning on the first day of the first fiscal quarter of the Company commencing after the later of (i) the effective date of the Registration Statement, (ii) the effective date of the most recent post-effective amendment to the Registration Statement, to become effective prior to the date of such acceptance and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of such acceptance;

                  (g) For a period expiring on the earlier of (i) five years after the applicable Representation Date and (ii) the last date on which any Note sold pursuant to this Agreement is outstanding, to furnish to the Agents copies of all materials furnished by the Company to its stockholders and all public reports and financial statements furnished by the Company to the principal national securities exchange upon which the common stock of the Company may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

                  (h) Promptly from time to time, to take such action as the Agents reasonably may request to qualify the Notes for offering and sale under the securities laws of such jurisdictions as the Agents may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes; PROVIDED, HOWEVER, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject;

                  (i) Between the date of a Purchase Agreement and the date of delivery of the Notes with respect thereto, not to offer for sale, sell or cause to be offered for sale or sold, without the prior written consent of each Agent which is a party to such Purchase Agreement, any debt securities which are substantially similar to the Notes;

                  (j) If, during any Marketing Period, any event occurs as a result of which the Prospectus would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement any Prospectus to comply with the Securities Act, to notify the Agents promptly, in writing, to suspend solicitation of purchases of the Notes; and if the Company shall decide to amend or supplement the Registration Statement or any Prospectus, to advise the Agents promptly by telephone (with confirmation in writing) and to prepare and file with the Commission promptly an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance; PROVIDED, HOWEVER, that if during the period referred to above any Agent shall own any Notes which it has purchased from the Company as principal with the intention of reselling them and the Agent has held such Notes for fewer than 180 days or the Company has accepted an offer to purchase any Notes but the related settlement has not occurred, the Company shall promptly prepare and timely file with the Commission any amendment or supplement to the Registration Statement or any Prospectus that may be required by the Securities Act, in the reasonable judgment of the Company or the Agents, or requested by the Commission; and

                  (k) To prepare, with respect to any Notes to be sold through or to the Agents pursuant to this Agreement, a Pricing Supplement with respect to such Notes and to file such Pricing Supplement pursuant to Rule 424 under the Securities Act with the Commission, in each case within the applicable time period prescribed for such filing by the Rules and Regulations.

                  4. EXPENSES. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Notes and any taxes payable in connection therewith; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereto (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus and any Incorporated Documents, all as provided in this Agreement;
(d) the costs of reproducing and distributing this Agreement and any Purchase Agreement; (e) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Notes, if necessary; (f) any applicable stock exchange listing or other fees;
(g) the fees and expenses of filings, if any, with foreign securities administrators and of qualifying the Notes under the securities laws of the several jurisdictions as provided in Section 3(h) and of preparing, reproducing and distributing a Blue Sky Memorandum (including related fees (in an amount not to exceed $10,000) and disbursements of counsel to the Agents or the Company);
(h) the fees paid to rating agencies in connection with the rating of the Notes;
(i) the costs of printing and issuance of certificates, if any; (j) reasonable fees and disbursements of the Trustee and any transfer agent, any paying agent, any calculation agent, any exchange rate agent and any other agents appointed by the Company, and their respective counsel; (k) the reasonable fees and disbursements of counsel to the Company and counsel to the Agents; (l) all advertising expenses in connection with the offering of the Notes incurred with the consent of the Company; and (m) all other reasonable costs and expenses arising out of the transactions contemplated hereunder and incident to the performance of the obligations of the Company under this Agreement or otherwise in connection with the activities of the Agents under this Agreement.

                  5. CONDITIONS OF THE AGENTS' OBLIGATIONS. The obligation of the Agents, as the agents of the Company, under this Agreement to solicit offers to purchase the Notes, the obligation of any person who has agreed to purchase Notes to make payment for and take delivery of the Notes, and the obligation of any Agent to purchase the Notes pursuant to any Purchase Agreement, is subject to the accuracy, on each Representation Date, of the representations and warranties of the Company contained in this Agreement, to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions of this Agreement, to the performance by the Company of its obligations under this Agreement and to each of the following additional terms and conditions:

                  (a) The Prospectus as amended or supplemented (including the Pricing Supplement) with respect to the Notes shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 3(a) and 3(k); no stop order suspending the effectiveness of the Registration Statement or any part thereof nor any order directed to any document incorporated by reference in any Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company or the Agents, threatened by the Commission; and any additional information required by the Commission to be included in the Registration Statement or any Prospectus or otherwise shall have been so included. No order suspending the sale of the Notes in any jurisdiction designated by the Agents pursuant to Section 3(h) hereof shall have been issued, and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company or the Agents, threatened.

                  (b) No Agent shall have discovered and disclosed to the Company on or prior to the Representation Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of the counsel for the Agents, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (c) All corporate proceedings and other legal matters necessary for the authorization and validity of this Agreement, any Purchase Agreement, the Indenture, the Notes, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement any Purchase Agreement and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel for the Agents, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                  (d) Sidley & Austin, counsel to the Company, or other counsel to the Company satisfactory to the Agents, shall have furnished to the Agents their written opinion, as counsel to the Company, addressed to the Agents and dated the Closing Date, in form and substance acceptable to the Agents to the effect that:

                           (i) The Indenture has been duly authorized, executed
                  and delivered by the Company and duly qualified under the Trust Indenture Act, and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms;

                           (ii) The Notes have been duly authorized by the
                  Company, and, when the terms of a Note and of its issuance and sale have been duly established in accordance with the Indenture, this Agreement and the applicable Purchase Agreement, if any, and when such Note has been duly executed, authenticated, issued and delivered in the manner provided in the Indenture and paid for in accordance with this Agreement and the applicable Purchase Agreement, if any, such Note will be duly and validly issued and delivered by the Company and will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms and entitled to the benefits of the Indenture;

                           (iii) The Registration Statement was declared
                  effective under the Securities Act as of the date specified in such opinion; any required filing of the Prospectus pursuant to Rule 424(b) of the Rules and Regulations has been made within the time period prescribed by the Rules and Regulations; and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                           (iv) At the Effective Time, the Registration
                  Statement (including all documents incorporated by reference therein) complied, and on the date of this Agreement, the Prospectus (including all documents incorporated by reference therein) complies, and any further amendments or supplements thereto made by the Company on or prior to the date of such opinion comply (other than, in each case, the financial statements and related schedules and other financial and statistical data included or incorporated by reference therein and the Form T-1 under the Trust Indenture Act, as to which such counsel need express no opinion) as to form in all material respects with the requirements of the Securities Act, the Exchange Act and the applicable rules and regulations under said Acts;

                           (v) The Notes, the Indenture and the capital stock of
                  the Company conform in all material respects to the descriptions thereof contained or incorporated by reference in the Registration Statement and the Prospectus;

                           (vi) To such counsel's knowledge, there are no
                  contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been so filed;

                           (vii) This Agreement and each Purchase Agreement, if
                  any, have been duly authorized by the Company, and this Agreement and each Purchase

                  Agreement, if any, executed and delivered prior to or at the time of delivery of such opinion have been duly executed and delivered by the Company;

                           (viii) The sale of the Notes by the Company,
                  compliance by the Company with all of the provisions of this Agreement, each Purchase Agreement, if any, executed and delivered prior to or at the time of delivery of such opinion, the Indenture and the Notes and the consummation by the Company of the transactions contemplated hereby and thereby will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument scheduled in such opinion (as in effect on the date of such opinion); and, except for the registration of the Notes under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Trust Indenture Act, the Exchange Act and applicable state or foreign securities laws in connection with the offer and sale of the Notes, no consent, approval, authorization or order of, or filing or registration with, any court or any governmental agency or body is required for the execution, delivery and performance of this Agreement or the applicable Purchase Agreement, if any, by the Company and the consummation by the Company of the transactions contemplated hereby; and

                           (ix) The Company is not required to be registered,
                  and is not regulated, as an "investment company," as such term is defined under the United States Investment Company Act of 1940.

         In addition, such counsel shall state that in the course of the preparation of the Registration Statement and the Prospectus, such counsel has considered the information set forth therein in light of the matters required to be set forth therein and that such counsel has participated in conferences with officers and representatives of the Company, including its independent public accountants and, with respect to the Prospectus, representatives of and counsel for the Agents, during the course of which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel shall not have independently checked the accuracy or completeness of, or otherwise verified, and accordingly are not passing upon, and shall not assume responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement and the Prospectus (except as set forth in subparagraph (v) above), and that such counsel has relied as to materiality, to a large extent, upon the judgment of officers and representatives of the Company, as a result of such consideration and participation, nothing has come to the attention of such counsel which causes such counsel to believe that the Registration Statement as of its Effective Time or, if later, as of the date of the Company's most recent filing of an Annual Report on Form 10-K (including such Annual Report on Form 10-K), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of such opinion, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that, in each case, such counsel need not express any belief as to the financial statements and related schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus).

         In rendering such opinion, such counsel may (A) state that their opinion is limited to the federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, (B) rely as to matters of fact upon the representations contained in this Agreement and the certificates of officers of the Company and it subsidiaries and of public officials; PROVIDED that such counsel shall furnish copies thereof to the Agents and state that they believe that the Agents and they are justified in relying upon such certificates and (C) state that their opinions set forth in subparagraphs (A) and (B) above are subject to the qualification that the enforceability of the Company's obligations under the Indenture and the Notes may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

                  (e) The General Counsel or other counsel of the Company shall have furnished to the Agents his written opinion, addressed to the Agents and dated the Closing Date, in form and substance satisfactory to the Agents to the effect that:

                           (i) The Company and each of its significant
                  subsidiaries (as defined in Rule 405 under the Securities Act and listed in Annex 1(c)) have been duly incorporated and are validly existing as corporations in good standing under the general corporation laws of their respective jurisdictions of incorporation and have all corporate power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged;

                           (ii) All of the issued and outstanding shares of
                  capital stock of each significant subsidiary have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares) owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                           (iii) To such counsel's knowledge, and other than as
                  set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which are reasonably expected to have a material adverse effect on the business, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, to such counsel's knowledge, no such proceedings are threatened by governmental authorities or by others;

                           (iv) The sale of the Notes by the Company and the
                  compliance by the Company with all of the provisions of this Agreement, each Purchase Agreement, if any, executed and delivered prior to or at the time of delivery of such opinion and the Indenture, and the consummation of the transactions contemplated hereby and thereby will not (A) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture or loan agreement known to such counsel or (B) to the knowledge of such counsel, result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material, mortgage, deed of trust or other material agreement or instrument to which the Company or any of its significant subsidiaries is a party or by which the Company or any of its significant subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any significant subsidiary or of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets (except that such counsel need express no opinion with respect to applicable state or foreign securities laws);

                           (v) To such counsel's knowledge, neither the Company
                  nor any significant subsidiary (A) is in violation of its charter or by-laws, (B) is in default, and no event has occurred, which, with notice or lapse of time or both, would constitute a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (C) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business except, in the case of clauses (B) and (C), for those defaults, violations or failures which, either individually or in the aggregate, are not reasonably expected to have a material adverse effect on the business, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and

                           (vi) To such counsel's knowledge, there are no
                  contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any securities owned or to be owned by such person in the securities registered pursuant to the Registration Statement or, except as described in the Prospectus or listed in Annex 1(f), to require the Company to file any other registration statement under the Securities Act (other than a registration statement on Form S-8) with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

         In rendering such opinion, such counsel may (i) state that his opinion is limited to the federal laws of the United States, the laws of the State of Nebraska and the General Corporation Law of the State of Delaware and (ii) rely as to matters of fact upon certificates of officers of the Company and its subsidiaries and of public officials; PROVIDED that such counsel shall furnish copies thereof to the Agents and state that he believes that the Agents and such counsel are justified in relying upon such certificates.

                  (f) The Company shall have furnished to the Agents on the Closing Date a letter of Ernst & Young LLP, addressed jointly to the Company and the Agents and dated the Closing Date of the type described in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 72, and covering such additional financial statement items and procedures (including a review of interim financial statements specified in the American Institute of Certified Public Accountants' Statement on Auditing Standards No.
         71) as the Agents may reasonably request and in form and substance satisfactory to the Agents.

                  (g) The Company shall have furnished to the Agents a certificate, dated the Closing Date, of its Chief Financial Officer or Treasurer and its General Counsel or other counsel stating that the representations and warranties of the Company in Section 1 of this Agreement which representations and warranties are qualified by materiality are true and correct as of such date and all other representations and warranties of the Company in Section 1 of this Agreement are true and correct in all material respects as of such date; the Company has performed all of its agreements contained in this Agreement which are required to be performed on or before the date of such certificate and the conditions set forth in subsections 5(h) and
         (j) of this Agreement have been fulfilled; and no stop order suspending the effectiveness of the Registration Statement or any part thereof nor any order directed to any document incorporated by reference in any Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of such officers, threatened by the Commission.

                  (h) Since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, there shall not have been any material change in the capital stock or long-term debt of the Company or any of its significant subsidiaries (otherwise than as set forth or contemplated in the Prospectus or in a supplement thereto) or any change in or affecting, or any adverse development which affects, the business, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case, is so material and adverse as to make it, in the good faith judgment of the Agents impraticable or inadvisable to proceed with the solicitation of offers to purchase Notes or offers and sales of Notes, or with the purchase of Notes as principal pursuant to an applicable Purchase Agreement, as the case may be.

                  (i) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, Inc., the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction,
         (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred a material adverse change in general economic, political or financial conditions the result of which, in the case of each of clauses (i)-(iv), makes it (or, in the case of clause (iv), the effect of international conditions on the financial markets in the United States shall be such that), in the good faith judgment of the Agents, impracticable or inadvisable to proceed with the solicitation of offers to purchase Notes or offers and sales of Notes, or with the purchase of Notes as principal pursuant to an applicable Purchase Agreement, as the case may be.

                  (j) Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

                  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Agents.

                  6. ADDITIONAL COVENANTS OF THE COMPANY. The Company covenants and agrees that:

                  (a) ACCEPTANCE OF OFFER AFFIRMS REPRESENTATIONS AND WARRANTIES. Each acceptance by the Company of an offer for the purchase of Notes shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement and in any certificate given to the Agents pursuant hereto are true and correct at the time of such acceptance, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or his agent of the Notes relating to such acceptance as though made at and as of each such time (and such representations and warranties shall relate to the Registration Statement and the Prospectus as amended or supplemented at each such time).

                  (b) SUBSEQUENT DELIVERY OF OFFICERS' CERTIFICATES. During each Marketing Period, each time (i) that the Registration Statement or any Prospectus shall be amended or supplemented (other than by (A) a Pricing Supplement, (B) an amendment or supplement which relates exclusively to an offering of securities other than the Notes or (C) except as set forth in (ii) and (iii) below, an amendment or supplement by the filing of an Incorporated Document), (ii) the Company files with the Commission an Annual Report on Form 10-K, a Quarterly Report on Form 10-Q or a Current Report on Form 8-K which contains financial information required to be set forth in or incorporated by reference into the Prospectus pursuant to Item 11 of Form S-3 under the Securities Act, (iii) the Agents reasonably request following the filing by the Company with the Commission of an Incorporated Document (other than as specified in the preceding clause (ii)) or (iv) the Company sells Notes to an Agent as principal and the applicable Purchase Agreement specifies the delivery of an officers' certificate under this Section 6(b) as a condition to the purchase of Notes pursuant to such Purchase Agreement, the Company shall, promptly following such amendment or supplement, filing of such Annual Report, Quarterly Report or Current Report that is incorporated by reference into the Prospectus or request by the Agents, or concurrently with the Time of Delivery relating to such sale, furnish to the Agents a certificate as of the date of such amendment, supplement, filing or Time of Delivery relating to such sale or if such amendment, supplement or filing was not filed during a Marketing Period, as of the first day of the next succeeding
         Marketing Period, representing that the statements contained in the certificate referred to in Section 5(g) which was last furnished to the Agents are true and correct as of the time of delivery of such certificate pursuant to this Section 6(b), as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and each Prospectus as amended and supplemented to such time), or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in
         Section 5(g), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

                  (c) SUBSEQUENT DELIVERY OF LEGAL OPINIONS. During each Marketing Period, each time (i) that the Registration Statement or any Prospectus shall be amended or supplemented (other than by (A) a Pricing Supplement, (B) an amendment or supplement which relates exclusively to an offering of securities other than the Notes or (C) except as set forth in (ii) and (iii) below, an amendment or supplement by the filing of an Incorporated Document), (ii) the Company files with the Commission an Annual Report on Form 10-K, a Quarterly Report on Form 10-Q or a Current Report on Form 8-K which contains financial information required to be set forth in or incorporated by reference into the Prospectus pursuant to Item 11 of Form S-3 under the Securities Act, (iii) the Agents reasonably request following the filing by the Company with the Commission of an Incorporated Document (other than as specified in the preceding clause (ii)) or (iv) the Company sells Notes to an Agent as principal and the applicable Purchase Agreement specifies the delivery of a legal opinion under this
         Section 6(c) as a condition to the purchase of Notes pursuant to such Purchase Agreement, the Company shall, promptly following such amendment or supplement, filing of such Annual Report, Quarterly Report or Current Report that is incorporated by reference into the Prospectus or request by the Agents, or concurrently with the Time of Delivery relating to such sale, or if such amendment, supplement or filing was not filed during a Marketing Period, on the first day of the next succeeding Marketing Period, furnish the Agents and their counsel with the written opinions of counsel to the Company specified in Sections 5(d) and 5(e), each addressed to the Agents and dated the date of delivery of such opinion, in form satisfactory to the Agents, to the same effect as the opinions referred to in Sections 5(d) and 5(e) hereof, but modified, as necessary, to relate to the Registration Statement and each Prospectus as amended or supplemented to the time of delivery of such opinion; PROVIDED, HOWEVER, that in lieu of such opinion, counsel may furnish the Agents with letters to the effect that the Agents may rely on prior opinions to the same extent as though they were dated the date of such letters authorizing reliance (except that statements in such prior opinions shall be deemed to relate to the Registration Statement and each Prospectus as amended or supplemented to the time of delivery of such letters authorizing reliance).

                  (d) SUBSEQUENT DELIVERY OF ACCOUNTANT'S LETTERS. During each Marketing Period, each time (i) that the Registration Statement or any Prospectus shall be amended or supplemented to include additional financial information (other than by (A) a Pricing Supplement, (B) an amendment or supplement which relates exclusively to an offering of securities other than the Notes or (C) except as set forth in (ii) and
         (iii) below, an amendment or supplement by the filing of an Incorporated Document), (ii) the Company files with the Commission an Annual Report on Form 10-K, a Quarterly Report on Form 10-Q or a Current Report on Form 8-K which contains financial information required to be set forth in or incorporated by reference into the Prospectus pursuant to Item 11 of Form S-3 under the Securities Act,
         (iii) the Agents reasonably request, following the filing by the Company with the Commission of an Incorporated Document (other than as specified in the preceding clause (ii)) or (iv) the Company sells Notes to an Agent as principal and the applicable Purchase Agreement specifies the delivery of letters under this Section 6(d) as a condition to the purchase of Notes pursuant to such Purchase Agreement, the Company shall cause Ernst & Young LLP (or other independent accountants of the Company acceptable to the Agents) to furnish the Agents, promptly following such amendment or supplement, filing of such Annual Report, Quarterly Report or Current Report that is incorporated by reference into the Prospectus or request by the Agents, or concurrently with the Time of Delivery relating to such sale, or if such amendment, supplement, or filing was not filed during a Marketing Period, on the first day of the next succeeding Marketing Period, a letter, addressed as provided in Section 5(f) and dated the date of delivery of such letter, in form and substance reasonably satisfactory to the Agents, to the same effect as the letter referred to in Section 5(f) but modified to relate to the Registration Statement and each Prospectus, as amended and supplemented to the date of such letter delivered pursuant to this Section 6(d), with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company or other relevant corporation.

                  (e) OPINION ON SETTLEMENT DATE. On any settlement date for the sale of Notes to any Agent pursuant to a Purchase Agreement, the Company shall, if requested by such Agent no later than the date such Purchase Agreement is entered into, furnish such Agent with written opinions of the counsel to the Company set forth in Sections 5(d) and 5(e), each dated such settlement date, in form satisfactory to such Agent, to the effect set forth in Sections 5(d) and 5(e), but modified, as necessary, to relate to the Prospectus relating to the Notes to be delivered on such settlement date; provided, however, that in lieu of such opinion, such counsel may furnish such Agent with a letter to the effect that such Agent may rely on such prior opinion to the same extent as though it was dated such settlement date (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and such Prospectus as amended or supplemented to the time of delivery of such letter authorizing reliance).

                  7.  INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Company shall indemnify and hold harmless each Agent and each person, if any, who controls any Agent within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to the purchases or sales of Notes), to which that Agent or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment thereto or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or
         (ii) an untrue statement of a material fact included in any Preliminary Prospectus or the Prospectus or in any amendment or supplement thereto or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Agent and each such controlling person for any legal or other expenses reasonably incurred by that Agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Agent specifically for inclusion therein, or made in any Statement of Eligibility on Form T-1 filed as an exhibit to the Registration Statement; and PROVIDED FURTHER, that as to any Preliminary Prospectus or supplement thereto this indemnity agreement shall not inure to the benefit of any Agent or any person controlling that Agent on account of any loss, claim, damage, liability or action arising from the sale of Notes to any person by that Agent if that Agent failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus or supplement thereto was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Section 3(c). For purposes of the second proviso to the immediately preceding sentence, the term Prospectus shall not be deemed to include the documents incorporated by reference therein, and no Agent shall be obligated to send or give any supplement or amendment to any document incorporated by reference in a Preliminary Prospectus or supplement thereto or the Prospectus to any person other than a person to whom such Agent has delivered such incorporated documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Agent or to any controlling person of that Agent.

                  (b) Each Agent, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment thereto or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) an untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus or the Prospectus or in any amendment or supplement thereto or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of that Agent specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability or action which the Agent may otherwise have to the Company or to any controlling person of the Company.

                  (c) Promptly after receipt by an indemnified party under this
         Section 7 of notice of any claim or the commencement of any action, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, the indemnified party shall notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and the indemnified party shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that the Agents shall have the right to employ counsel to represent jointly the Agents and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Agents against the Company under this Section 7, if, in the reasonable judgment of the Agents, there are legal defenses available to them which are different from or in addition to those available to such indemnifying party (it being understood that the Company shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (other than local counsel which shall be engaged only for purposes of appearing with such counsel in such jurisdictions in which such firm of attorneys is not licensed to practice)), and in that event the fees and expenses of such separate counsel shall be paid by the Company. Anything in this Section 7(c) to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent.

                  (d) If the indemnification provided for in this Section 7 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein (other than by reason of the failure to give notice, as provided in the first sentence of Section 7(c)), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof,
         (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Agents on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Agents on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and any Agent on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the sale of the Notes (before deducting expenses) received by the Company bear to the total commissions received by such Agent with respect to such offering. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or any Agent, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agents agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in this Section 7(d). The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes sold through it and distributed to the public was offered to the public exceeds the amount of any damages which such Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Agent's obligation to contribute as provided in this Section 7(d) is several and not joint.

                  8. STATUS OF EACH AGENT. In soliciting offers to purchase the Notes from the Company pursuant to this Agreement (other than in respect of any Purchase Agreement), each Agent is acting individually and not jointly and is acting solely as agent for the Company and not as principal. Each Agent will make reasonable best efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes from the Company has been solicited by such Agent and accepted by the Company but such Agent shall have no liability to the Company in the event any such purchase is not consummated for any reason.
If the Company shall default in its obligations to deliver Notes to a purchaser whose offer the Company has accepted, the Company shall (i) hold the Agents harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii), in particular, pay to the Agents any commission to which they would be entitled in connection with such sale.

                  9. TERMINATION. This Agreement may be terminated for any reason at any time by any party upon the giving of one day's written notice of such termination to the other parties hereto; provided, however, if such terminating party is an Agent, such termination shall be effective only with respect to such terminating party. If, at the time of a termination, an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser has not occurred, the provisions of this Agreement shall remain in effect until such Notes are delivered. The agreements contained in Sections 2(c), 3(f), 3(g), 4, 7 and 8 and the representations and warranties of the Company in Section 1 shall survive the delivery of any Notes and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

                  10. NOTICES. Except as otherwise provided herein, all notices and other communications provided pursuant to the terms of this Agreement shall be in writing and shall be deemed duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Agents shall be directed to them as follows: _____________________ notices to the Company shall be directed to it as follows: First Data Corporation, 5660 New Northside Drive, Atlanta, Georgia 30328, Attention: Treasurer, Telephone No.: (770) 857-7108, Telecopy
No.: (770) 857-0403, with a copy to First Data Corporation, 10825 Old Mill Road, Omaha, Nebraska 68154, Attention: Thomas A. Rossi, Telephone No.: (402) 222-5026, Telecopy No.: (402) 222-5256.

                  11. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Agents and the Company and their respective successors. This Agreement is for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement also shall be deemed to be for the benefit of the person or persons, if any, who control any Agent within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Agents contained in Section 7(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained in this Agreement. No purchaser of Notes shall be deemed to be a successor solely by reason of such purchase.

                  12. GOVERNING LAW. This Agreement and any Purchase Agreement shall be governed by and construed in accordance with the laws of New York (without giving effect to the principles of choice of law).

                  13. COUNTERPARTS. This Agreement and any Purchase Agreement may be executed in counterparts and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                  14. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         If the foregoing correctly sets forth our agreement, please indicate your acceptance of this Agreement in the space provided for that purpose below.

                                                         Very truly yours,

                                                         FIRST DATA CORPORATION


                                                         By:
                                                         Title:

                                                         Name:

                                                         By:
                                                         Title:
                                                         Name:
CONFIRMED AND ACCEPTED,
as of the date first above written:

                                   ANNEX 1(c)

                                   ANNEX 1(f)

                   RIGHTS TO DEMAND REGISTRATION OF SECURITIES

                                   ANNEX 1(o)

                RIGHTS TO ACQUIRE SECURITIES OR SPECIAL DIVIDENDS

                                                                       EXHIBIT A
                             First Data Corporation

                           Medium-Term Notes, Series _

                              SCHEDULE OF PAYMENTS

         The Company agrees to pay each Agent a commission equal to the following percentage of the aggregate U.S. dollar equivalent of the principal amount of Notes:

---------------------------------------------  -----------------------------
                    TERM                       COMMISSION RATE
---------------------------------------------  -----------------------------
9 months to less than 12 months                           0.125%
---------------------------------------------  -----------------------------
12 months to less than 18 months                          0.150%
---------------------------------------------  -----------------------------
18 months to less than 2 years                            0.200%
---------------------------------------------  -----------------------------
2 years to less than 3 years                              0.250%
---------------------------------------------  -----------------------------
3 years to less than 4 years                              0.350%
---------------------------------------------  -----------------------------
4 years to less than 5 years                              0.450%
---------------------------------------------  -----------------------------
5 years to less than 6 years                              0.500%
---------------------------------------------  -----------------------------
6 years to less than 7 years                              0.550%
---------------------------------------------  -----------------------------
7 years to less than 10 years                             0.600%
---------------------------------------------  -----------------------------
10 years to less than 15 years                            0.625%
---------------------------------------------  -----------------------------
15 years to less than 20 years                            0.650%
---------------------------------------------  -----------------------------
20 years to 30 years                                      0.750%
---------------------------------------------  -----------------------------

                                       30